Supplement dated July 13, 2023
to the Prospectus, as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia ETF Trust I
Columbia Research Enhanced Core ETF	3/1/2023
Columbia Research Enhanced Value ETF	3/1/2023
Effective immediately the following changes are hereby made to the Funds' Prospectus:
The portfolio manager information under the subsection “Fund Management” in the "Summary of Columbia Research Enhanced Core ETF" and in the "Summary of Columbia Research Enhanced Value ETF" sections of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2019
Jason Wang, CFA	Portfolio Manager	Portfolio Manager	2019
Henry Hom, CFA	Portfolio Manager	Portfolio Manager	July 2023
The rest of the sections remains the same.
The portfolio manager information under the subsection “Primary Service Provider Contracts - The Investment Manager” in the “More Information About the Funds" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2019
Jason Wang, CFA	Portfolio Manager	Portfolio Manager	2019
Henry Hom, CFA	Portfolio Manager	Portfolio Manager	July 2023
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Wang joined one of the Columbia Management legacy firms or acquired business lines in 2010. Mr. Wang began his investment career in 2001 and earned a bachelor’s degree from Wuhan University and an MBA from the University of Notre Dame.
Mr. Hom joined the Investment Manager in 2007. Mr. Hom began his investment career in 2007 and earned a B.A. in economics from Boston University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP305_10_002_(07/23)